   As filed with the Securities and Exchange Commission on December 20, 1996
                                                     Registration No. 333-_____
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
            ------------------------------------------------------
                           MTI TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)
            -------------------------------------------------------
          DELAWARE                                                95-3601802
  (State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                           4905 EAST LA PALMA AVENUE
                           ANAHEIM, CALIFORNIA 92807
                    (Address of principal executive offices)

                           1996 STOCK INCENTIVE PLAN
                             (Full Title of Plan)
            -------------------------------------------------------
                                  Dale R. Boyd
             Vice President, Chief Financial Officer and Secretary
                           MTI Technology Corporation
                           4905 East La Palma Avenue
                           Anaheim, California 92807
                    (name and address of agent for service)

                                 (714) 970-0300
         (telephone number, including area code, of agent for service)

                                    Copy to:
                          ROBERT M. MATTSON, JR., ESQ.
                            MORRISON & FOERSTER, LLP
                           19900 MACARTHUR BOULEVARD
                            IRVINE, CALIFORNIA 92612
                                 (714) 251-7500
            --------------------------------------------------------
                        CALCULATION OF REGISTRATION FEE

=============================================================================================================
                               Amount               Maximum             Proposed Maximum       Amount of
Title of Securities             to be           Offering Price         Aggregate Offering     Registration
 to be Registered            Registered          Per Share(1)                Price                Fee
-------------------------------------------------------------------------------------------------------------
Common Stock, $.001
par value per share           2,250,000              $2.84                 $6,390,000            $1,936
--------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), the proposed maximum offering price per share and the proposed maximum aggregate offering price have been determined on the basis of the average bid and ask prices reported on the Nasdaq Stock Market on December 17, 1996.

In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

===============================================================================

                                     PART I

                          INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS



      The documents containing the information specified in Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act").

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by MTI Technology Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

(a) The Registrant's Annual Report on Form 10-K for the fiscal year ended April 6, 1996, which includes audited financial statements for the Registrant's latest fiscal year.

(b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the audited financial statements described in (a) above.

(c) The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A, filed with the Commission on February 15, 1994, including any amendment or report filed for the purposes of updating such description.

     All documents filed by the Registrant with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.    DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities that they may incur in such capacities, including liabilities under the Securities Act.

     The Registrant's Restated Certificate of Incorporation provides that the liability of its directors for monetary damages shall be eliminated to the fullest extent permissible under Delaware law. Pursuant to Delaware law, this includes elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. These provisions do not eliminate the directors' duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for: breach of the directors' duty of loyalty to the Registrant; for acts and omissions not in good faith or involving intentional misconduct; for knowing violations of law; for any transaction from which the director derived an improper personal benefit; and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. Neither does the provision affect a director's responsibilities under any other laws, such as the federal securities laws, or state or federal environmental laws. In addition, the Registrant's Bylaws require that the Registrant indemnify its directors and officers to the fullest extent permitted by Delaware law.

     The Registrant has entered into agreements with certain directors and officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts to the fullest extent permitted by law incurred in connection with any proceeding to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of its affiliated enterprises, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Registrant and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     4.1 Form of Certificate for Common Stock. Incorporated by reference to Exhibit 4.12 of the Registrant's Annual Report on Form 10-K for the fiscal year ended April 6, 1996.

     4.2 Restated Certificate of Incorporation of Registrant. Incorporated by reference to Exhibit 3.1 of the Registrant's Annual Report on Form 10-K for the fiscal year ended April 6, 1996.

     4.3  By-Laws of the Registrant.  Incorporated by reference to Exhibit
3.2 of the Registrant's Annual Report on Form 10-K for the fiscal year ended April 6, 1996.

     5.1  Opinion of Morrison & Foerster LLP.

     23.1  Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

     23.2  Consent of  KPMG Peat Marwick, LLP.

     24.1  Power of Attorney (See page II-5).

ITEM 9.  UNDERTAKINGS.

     (a)  Rule 415 Offering.
               The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b)  Filings Incorporating Subsequent Exchange Act Documents By Reference.

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Request for Acceleration of Effective Date or Filing of Registration Statement on Form S-8.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense or any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, MTI Technology Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anaheim, State of California, on December 19, 1996.


                                      MTI TECHNOLOGY CORPORATION


                                      By: /s/ Earl M. Pearlman
                                          ---------------------------------
                                          Earl M. Pearlman
                                          President and Chief Executive Officer


                               POWER OF ATTORNEY

     EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS EARL M. PEARLMAN AND DALE R. BOYD, AND EACH OF THEM, AS ATTORNEYS-IN-FACT, EACH WITH THE POWER OF SUBSTITUTION, FOR HIM IN ANY AND ALL CAPACITIES, TO SIGN ANY AMENDMENT TO THIS REGISTRATION STATEMENT AND TO FILE THE SAME, WITH EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING TO SAID ATTORNEYS-IN-FACT, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN CONNECTION THEREWITH, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               Signature                                    Title                                 Date
               ---------                                    -----                                 ----
/s/ Earl M. Pearlman                             President                                 December 19, 1996
--------------------                             and Chief Executive Officer
Earl M. Pearlman



/s/ Dale R. Boyd                                 Vice President,                           December 19, 1996
--------------------                             Chief Financial Officer
Dale R. Boyd                                     and Secretary (Principal
                                                 Financial Officer)


--------------------                             Chairman of the Board                     December __, 1996
Raymond J. Noorda                                of Directors


    Signature                   Title                          Date
    ---------                   -----                          ----
/s/ Val Kreidel                Director                   December 19, 1996
------------------------
Val Kreidel


/s/ David Proctor              Director                   December 19, 1996
------------------------
David Proctor


                                 EXHIBIT INDEX

                                                                                                    Sequential
    Exhibit Number                                     Description                                   Page No.
    --------------                                     -----------                                  ----------

          4.1           Form  of  Certificate for  Common Stock. Incorporated by  reference to
                        Exhibit 4.12  of the  Registrant's  Annual Report  on Form  10-K for  the        *
                        fiscal year ended April 6, 1996.

          4.2           Restated Certificate  of Incorporation  of Registrant. Incorporated  by
                        reference to Exhibit 3.1  of the Registrant's Annual Report  on Form 10-K        *
                        for the fiscal year ended April 6, 1996.

          4.3           By-Laws of the Registrant. Incorporated by reference to Exhibit 3.2 of
                        the Registrant's  Annual Report on  Form 10-K  for the fiscal  year ended        *
                        April 6, 1996.


          5.1           Opinion of Morrison & Foerster LLP.                                              9

         23.1           Consent of Morrison & Foerster LLP (included in Exhibit 5.1).                    9

         23.2           Consent of KPMG Peat Marwick, LLP.                                              10

         24.1           Power of Attorney (See page II-5).                                              6-7




___________
* Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended April 6, 1996.